--------------------------------------------------------------------------------
                                  ANNUAL REPORT
-------------------------------------------------------------------------------
                                  T. Rowe Price
                               Prime Reserve Fund
--------------------------------------------------------------------------------
                                  May 31, 1997



Report Highlights
================================================================================

o Interest rates for most money market securities rose on balance during the six-month period ended May 31. In March, the Federal Reserve raised the federal funds target rate by onequarter percentage point.

o Prime Reserve Fund outperformed its Lipper peer group during the six-month period ended May 31 with a solid 2.46% return. The fund's 4.92% one-year gain also outpaced its average competitor.

o We shifted the fund's maturity structure throughout the period to increase its yield potential, and we made moderate changes in our sector exposures.

o We cannot rule out further tightening by the Fed in coming months, but we expect rates to remain within the range established over the past year.

Fellow Shareholders
================================================================================

     Rapid economic growth, an interest rate hike by the Federal Reserve, and paydowns of Treasury bills placed conflicting pressures on money market yields for the one-year period ended May 31, 1997. After falling in the first six months, yields recovered strongly through March before trailing off in April and May. Nonetheless, Prime Reserve Fund's yield rose on balance in the latter half of the fiscal year.

MARKET ENVIRONMENT

     The economy grew at a vigorous annualized rate of 5.8% in the first quarter of 1997, roughly double its average pace during the current six-year expansion. Consumers kept the cash registers ringing for such items as building materials, major appliances, and furniture. With jobs being created at a rapid clip, the civilian unemployment rate dropped to 4.8% in May, its lowest level in more than two decades. Seeking to preempt a rise in inflation, the Federal Reserve lifted the federal funds target by a quarter-point in March to 5.5%.

[A 3-line chart showing interest rates on one-year Treasury bills, 90-day Treasury bills, and the Federal Funds Target Rate from 4/30/96 to 4/30/97.]

     As the chart shows, the money markets had anticipated this increase in rates, with yields on both shorter- and longer-term securities rising sharply throughout the first quarter. Yields slipped a bit in April and May, however, as repeated reports of subdued inflation reduced the likelihood of further rate increases. Indeed, the Fed passed up the opportunity to raise rates again in May. U.S. Treasury bill yields were particularly depressed over the past two months because the federal government paid down a significant amount of short-term debt, creating a temporary supply and demand imbalance for these instruments.

PERFORMANCE AND STRATEGY REVIEW

     In keeping with the general trend in interest rates, your fund's yield increased over the past six months, from 4.89% last November to 5.09% as of May 31, as shown in the table following this letter.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 5/31/97                        6 Months            12 Months
--------------------------------------------------------------------------------
Prime Reserve Fund                              2.46%                4.92%
Lipper Money Market
Funds Average                                   2.37                 4.79
--------------------------------------------------------------------------------

     Your fund continued its strong relative performance, outgaining the Lipper average for similar funds in both the 6- and 12-month periods ended May 31, as shown in the table. Several strategic shifts helped us achieve these returns. We adjusted the fund's average maturity, lengthening it from 60 days to 69 days earlier in the six-month period, when the Fed was on hold, and shortening it to 57 days in anticipation of the rate hike in March. (When interest rates are stable or falling, we often move toward longer-maturity issues to delay the rollover of assets into lower-yielding securities, thus enhancing the fund's yield. Conversely, when rates are rising, we may favor shorter-maturity issues to hasten the rollover of assets into higher-yielding securities, again with the aim of enhancing yield.) As of May 31, the fund's average maturity was 53 days, down from 66 last November.

     We also "barbelled" the portfolio by combining very short one-month securities with a set of higher-yielding one-year issues. This approach helped us maintain our overall yield while still being prepared to quickly capture higher yields when the Fed increased the federal funds target rate.

     Our exposure to negotiable certificates of deposit and bank notes remained high due to ample supplies of attractively priced issues in that sector. Asset-backed securities and asset-backed structured notes increased to 15% of the fund's holdings, reflecting the growing number of new securities with competitive yields. (Sector diversification is shown in the table following this letter.) We accommodated these positions by reducing some of our holdings in commercial paper, especially in the finance and credit area. Historically, the fund has had a large commitment to the commercial paper market, so when we can diversify into another sector without giving up yield, we will do so.

     In addition, we eliminated our holdings of U.S. government agency securities. The fund ordinarily invests in these issues only when unusual market conditions cause them to offer especially high yields. Finally, our investments in floating rate instruments held steady at 10% of assets. We would have liked to increase our exposure to these instruments, which reset to higher rates when interest rates are rising. However, because supply of these issues was tight, we felt the extra yield they offered over fixed rate obligations was not sufficient, given their somewhat higher credit risk.

OUTLOOK

     Further increases in short-term rates cannot be ruled out as the Fed attempts to slow growth, keep inflation at bay, and thus prolong the current expansion. We will continue to hold a large percentage of shorter maturity debt so that the fund may be in the best position to take advantage of higher yields when and if they become available.

Respectfully submitted,

/s/

Edward A. Wiese

President and Chairman of the Investment Advisory Committee
June 20, 1997

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Key statistics
                                                        11/30/96      5/31/97
--------------------------------------------------------------------------------
Price Per Share                                            $1.00        $1.00

Dividends Per Share
     For 6 months                                          0.024        0.024
     For 12 months                                         0.048        0.048

Dividend Yield (7-Day Compound) *                          4.89%        5.09%

Weighted Average Maturity (days)                              66           53

Weighted Average Quality **                           First Tier   First Tier
--------------------------------------------------------------------------------
* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Sector Diversification
                                                     Percent of       Percent of
                                                     Net Assets       Net Assets
                                                       11/30/96          5/31/97
--------------------------------------------------------------------------------

U.S. Dollar-Denominated Foreign Negotiable CDs               14%             21%
Banking                                                      14              12
Asset-Backed                                                  6              11
Eurodollar Negotiable CDs                                     9              10
Finance and Credit                                           14               7
Domestic Negotiable Bank Notes                                5               6
Broker-Dealers                                                3               6
Petroleum                                                     2               5
Asset-Backed Structured Notes                                --               4
Pharmaceuticals                                               4               4
Domestic Negotiable CDs                                       6               3
Automobiles and Related                                       6               3
Industrial                                                    4               2
U.K. Building Societies                                      --               2
All Other                                                    15               4
Other Assets Less Liabilities                                -2              --
--------------------------------------------------------------------------------
Total                                                       100%            100%

Fixed Rate Obligations                                       90%             90%
Floating Rate Instruments                                    10%             10%
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC chart for Prime Reserve Fund shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 5/31/97                 1 Year    3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
Prime Reserve Fund                     4.92%      5.00%        4.10%       5.54%
--------------------------------------------------------------------------------
     Investment return represents past performance and will vary. While the fund is managed to maintain a stable share price of $1.00, this is not guaranteed. An investment in the fund is not insured or guaranteed by the U.S. government.
================================================================================

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
                                               Year                      3 Months          Year
                                              Ended                                        Ended          Ended
                                            5/31/97        5/31/96        5/31/95        5/31/94        2/28/94         2/28/93
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period ...............      $    1.000     $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
Investment activities
      Net investment income .......           0.048          0.051          0.047          0.008          0.026          0.030
Distributions
      Net investment income .......          (0.048)        (0.051)        (0.047)        (0.008)        (0.026)        (0.030)
NET ASSET VALUE
End of period .....................      $    1.000     $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
Ratios/Supplemental Data
Total return ......................            4.92%          5.25%          4.85%          0.76%          2.60%          3.06%
Ratio of expenses to
average net assets ................            0.64%          0.66%          0.67%          0.73%          0.74%          0.75%
Ratio of net investment
income to average
net assets ........................            4.83%          5.07%          4.76%          3.02%          2.56%          3.04%
Net assets, end of period
(in millions) .....................      $    4,561     $    4,011     $    3,841     $    3,627     $    3,379     $    3,597
------------------------------------------------------------------------------------------------------------------------------------

* Annualized.
+ The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

                                                                    May 31, 1997
================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                                 Par      Value
In thousands
--------------------------------------------------------------------------------
BANK NOTES 6.5%

Bank America, 5.70%, 8/1/97 ..............................   $ 50,000   $ 50,002
Comerica Bank, 5.77%, 8/13/97 ............................     20,000     20,006
FCC National Bank of Wilmington, 5.60%, 11/4/97...........     25,000     25,000
First America Bank of Michigan N.A., 5.60%, 11/20/97 .....     25,000     25,000
First National Bank of Boston, 5.56%, 6/26/97 ............     25,000     25,000
Key Bank, VR, 5.608%, 6/23/97 ............................     15,000     14,997
Mellon Bank N.A., 6.25%, 12/16/97 ........................     50,000     50,175
PNC Bank N.A., VR, 5.588%, 6/2/97 ........................     38,000     37,997
Southtrust Bank of North Carolina, VR, 5.688%, 6/12/9 ....     22,000     22,000
Westpac Banking, 6.07%, 5/27/98 ..........................     25,000     24,991
Total Bank Notes (Cost $295,168)                                         295,168

CERTIFICATES OF DEPOSIT 33.5%
ABN Amro
                                       5.40%, 6/5/97 .....     45,000     45,000
                                      5.45%, 8/18/97 .....     25,000     25,000
Australia & New Zealand Banking, 5.51%, 8/18/9730,000 ....     30,001
Banco Bilbao Vizcaya, (London), 5.61%, 6/16/97 ...........     25,000     25,000
Banco Santander, 5.58%, 6/17/97 ..........................     50,000     50,000
Bank of Montreal, 5.58%, 6/13/97 .........................     50,000     50,000
Bank of Nova Scotia
                                       6.08%, 8/4/97 .....     10,000     10,009
  (London), 6.05%, 6/25/97 ...............................     18,000     18,005
Banque National de Paris
                                       5.78%, 2/4/98 .....     10,100     10,078
                                       6.11%, 6/3/98 .....     20,000     19,994
Barclays Bank PLC
  (London)

                                      5.58%, 6/24/97 .....     12,000     11,999
                                      5.62%, 6/23/97 .....     50,000     50,001
Bayerische Hypotheken und Wechsel

                                      5.54%, 6/23/97 .....     14,000     14,000
                                      6.02%, 9/23/97 .....     55,000     55,072
Bayerische Landesbank Girozentrale, (London)

                                     5.425%, 8/21/97 .....     35,000     35,000
Bayerische Vereinsbank

                                      5.37%, 6/18/97 $ ...      8,000   $  7,999

(London)

                                      5.47%, 8/11/97 .....     20,000     20,001
                                     5.70%, 10/31/97 .....     15,000     15,008
Branch Banking & Trust, 5.55%, 6/9/97 ....................     36,000     36,000
Canadian Imperial Bank of Commerce, 5.97%, 3/19/98 .......     10,000      9,998
Chase Manhattan Bank, 5.50%, 8/5/97 ......................     50,000     50,002
Credit Agricole, 5.61%, 6/12/97 ..........................     49,000     49,001
Deutsche Bank AG

                                       5.55%, 6/5/97 .....     20,000     20,000
                                      5.57%, 6/12/97 .....     30,000     30,000
                                      5.73%, 2/27/98 .....     25,000     24,996
  (London), 5.56%, 6/13/97 ...............................     50,000     50,000
Dresdner Bank AG, (London), 5.46%, 8/11/97 ...............     35,000     35,001
FCC National Bank of Wilmington, 5.73%, 8/21/9733,000 ....     33,011
Generale Bank, 5.81%, 2/27/98 ............................     25,000     25,000
Hessische Landesbank Girozentrale, 6.09%, 9/11/97 ........     45,000     45,064
Midland Bank, 5.58%, 6/12/97 .............................     25,000     25,000
National Bank of Canada, 6.15%, 5/15/98 ..................     40,000     40,016
National Westminster Bank
                                      5.50%, 6/17/97 .....     15,000     15,000
                                       5.66%, 3/5/98 .....     20,000     19,994
Norddeutsche Landesbank Girozentrale

                                      5.56%, 6/12/97 .....     21,000     21,000
                                      5.58%, 6/16/97 .....     50,000     50,000
Rabobank Nederland N.V ...................................

                                       5.41%, 6/4/97 .....     32,000     32,000
                                      5.97%, 3/20/98 .....     20,000     19,995
Royal Bank of Canada, 5.65%, 3/3/98 ......................     30,000     29,972
Societe Generale
                                     5.73%, 10/15/97 .....     45,000     45,021
                                5.80%, 1/13 - 2/3/98 .....     28,500     28,516
Sudwesdeutsche Landesbank
  (London)

                               5.43%, 8/21/97 .....     30,000     30,000
                                      5.61%, 6/26/97 .....     15,000     14,999
Svenska Handelsbanken, 5.57%, 6/5/97 .....................   $ 30,000   $ 30,000
Swiss Bank, 5.98%, 3/19/98 ...............................     20,000     19,997
Toronto Dominion Bank, (London), 6.14%, 6/3/98 ...........     20,000     20,000
U.S. Bank of Oregon, 5.54%, 6/2/97 .......................     30,000     30,000
Union Bank of Switzerland, 5.57%, 6/19/97 ................     50,000     50,000
Westdeutsche Landesbank Girozentrale, (London)
                                       5.50%, 8/5/97 .....     30,000     30,002
Westpac Capital

                                      5.975%, 6/5/97 .....      8,000      8,000
                                       6.23%, 9/5/97 .....     28,000     28,047
                                       6.24%, 9/4/97 .....     40,000     40,068
Total Certificates of Deposit (Cost $1,527,867)                       1,527,867

COMMERCIAL PAPER 51.1%

ABB Treasury Center (USA), 4(2), 5.50%, 6/23/9715,000 ....     14,950
AC Acquisition Holding Company

                               5.57%, 7/23/97 ............     10,000      9,919
                               5.60%, 6/13/97 ............     13,000     12,976
Allied Signal, 5.52%, 6/17/97 ............................     41,000     40,899
American Express Credit, 5.55%, 6/19/97 ..................     38,000     37,895
American Home Products, 4(2), 5.56%, 6/4/97 ..............     20,000     19,991
Asset Securitization Cooperative
  4(2)

                                       5.28%, 6/5/97 .....     50,000     49,971
                                       5.50%, 6/4/97 .....      5,000      4,998
                                5.55%, 6/9 - 6/11/97 .....     12,000     11,985
                                      5.57%, 6/13/97 .....      8,800      8,783
                                       5.60%, 8/5/97 .....     12,000     11,879
Associates Corporation of North America, 5.60%, 6/9/97 ...     19,875     19,850
Bank Austria Finance, 5.53%, 6/4/97 ......................     25,000     24,988
Barnett Banks
                                       5.69%, 6/2/97 .....     10,105     10,103
                                       5.70%, 6/2/97 .....     10,000      9,999
Becton Dickinson, 5.36%, 6/19/97 .........................      1,900      1,895
Bell Atlantic Financial Services, 5.55%, 6/26/97 .........      5,035      5,016
Bell Atlantic Network Funding, 5.57%, 6/6/97 .............     20,000     19,985
Beta Finance, 4(2), 5.56%, 6/16/97 .......................     27,000     26,937
Bex America Finance, 5.55%, 6/10 - 6/26/97 ...............   $ 22,000   $ 21,957
BHF Finance (Delaware), 5.55%, 6/9/97 ....................     45,000     44,945
BMW U.S. Capital
                             5.63%, 11/10 - 11/12/97 .....     49,000     47,752
                                       5.64%, 8/5/97 .....     20,000     19,796
California Pollution Control, 5.60%, 6/13/97 .............     40,000     40,000
Cargill Financial Services
                                      5.53%, 6/13/97 .....        204        204
  4(2), 5.55%, 6/2/97 ....................................     26,500     26,496
Chevron

                                       5.57%, 6/5/97 .....     25,000     24,984
                                      5.58%, 6/20/97 .....     31,000     30,909
Chubb Capital, 5.52%, 6/9/97 .............................      9,265      9,254
Ciesco L.P., 5.55%, 6/6 - 6/11/97 ........................     28,000     27,959
Commercial Credit, 5.54%, 6/9/97 .........................     10,000      9,988
Corporate Asset Funding
  4(2)

                                       5.52%, 6/9/97 .....     30,000     29,963
                                      5.55%, 6/16/97 .....      9,000      8,979
                                      5.59%, 6/11/97 .....     53,000     52,926
Countrywide Funding

                                      5.57%, 7/17/97 .....     35,100     34,850
                                       5.59%, 6/2/97 .....      1,000      1,000
Credit Suisse, 5.58%, 6/3/97 .............................     50,000     49,985
Cregem North America, 5.29%, 8/19/97 .....................     24,000     23,721

Daimler-Benz North America
                                      5.28%, 7/16/97 .....     17,000     16,888
                                       5.55%, 6/3/97 .....     17,000     16,995
Delaware Funding
  4(2)

                                       5.52%, 6/2/97 .....     10,000      9,999
                                      5.55%, 6/11/97 .....      5,447      5,439
                                      5.56%, 7/21/97 .....      7,200      7,144
                                       5.60%, 6/9/97 .....      8,597      8,586
Dover, 4(2), 5.55%, 6/3 - 6/12/97 ........................     15,800     15,783
Dresdner U.S. Finance
                                       5.54%, 6/4/97 .....     25,000     24,989
                                      5.55%, 6/19/97 .....     33,000     32,908
Falcon Asset Securitization
  4(2)

                                       5.52%, 6/3/97 .....   $  5,000   $  4,998
                                5.55%, 6/3 - 6/11/97 .....     36,450     36,396
                               5.60%, 6/16 - 6/17/97 .....     19,588     19,540
FCAR Owner Trust, 5.57%, 6/5/97 ..........................     40,000     39,975
Finova Capital
                                       5.61%, 7/7/97 .....      7,384      7,342
                                       5.64%, 6/2/97 .....     15,000     14,998
Ford Credit, 5.54%, 6/16/97 ..............................     28,000     27,935
General Motors Acceptance Corporation, 5.60%, 6/23/97 ....      2,000      1,993
Glaxo Wellcome
                                       5.50%, 6/2/97 .....     20,000     19,997
                                       5.68%, 6/2/97 .....     35,000     34,994
Golden Managers Acceptance, 5.57%, 6/3/97 ................     16,000     15,995
GTE Funding, 5.55%, 6/10/97 ..............................      7,000      6,990
Halifax Building Society, 5.50%, 6/6/97 ..................     64,000     63,951
International Lease Finance, 5.57%, 6/4/97 ...............     49,000     48,977
Internationale Nederland, 5.57%, 6/9/97 ..................      2,310      2,307
Island Finance of Puerto Rico
                                      5.55%, 6/16/97 .....     20,000     19,954
                                      5.57%, 6/11/97 .....     20,000     19,969
Jefferson Pilot, 5.56%, 6/11/97 ..........................      7,000      6,989
KFW International, 5.50%, 6/27/97 ........................     45,000     44,821
Kredietbank N.A., 5.55%, 6/13/97 .........................     22,600     22,558
Lucent Technology, 5.54%, 6/11/97 ........................     20,000     19,969
Market Street Funding, 5.60%, 6/3 - 6/4/97 ...............     21,156     21,148
Merrill Lynch
                                      5.53%, 6/25/97 .....     25,000     24,908
                                5.57%, 6/3 - 6/10/97 .....     25,000     24,980
                                       5.67%, 6/2/97 .....     14,128     14,126
Mobil Australia Finance, 4(2), 5.55%, 6/20/97 ............      1,300      1,296
Morgan Stanley Group, 5.56%, 6/13/97 .....................     28,000     27,948
National Australia Funding, 5.52%, 6/5/97 ................      4,000      3,998
National City Credit
                               5.51%, 6/24 - 6/25/97 .....     38,000     37,863
                                      5.53%, 6/27/97 .....     50,000     49,800
                                       5.56%, 6/2/97 .....     12,000     11,998

Nordbanken North America, 5.56%, 7/18/97 .................     36,000     35,739
Novartis Finance
                                       5.54%, 6/6/97 .....   $ 50,000   $ 49,962
                                       5.63%, 6/6/97 .....      9,600      9,592
Pacific Mutual, 5.55%, 6/3/97 ............................     25,000     24,992
PPG Holdings B.V., 5.55%, 6/12/97 ........................     25,000     24,958
Preferred Receivables Funding
                                       5.55%, 6/2/97 .....     10,000      9,999
                                       5.60%, 6/3/97 .....     32,000     31,990
Province of Quebec, 5.55%, 6/2/97 ........................     20,000     19,997
Repeat Offering Security Entity
                                      5.55%, 6/25/97 .....     20,000     19,926
                                      5.57%, 6/30/97 .....      1,850      1,841
                                      5.60%, 7/28/97 .....     13,000     12,885
Repsol International Finance, 5.55%, 6/10/97 .............     40,000     39,945
RTZ America, 5.57%, 7/14/97 ..............................      7,490      7,440
Southern New England Telecommunications
  4(2)

                                       5.55%, 7/7/97 .....     12,000     11,933
                                      5.58%, 6/23/97 .....      3,729      3,716
                                      5.60%, 6/25/97 .....      6,039      6,017
Statoil (Den Norske Stats Oljeselskap)

                                 5.54%, 6/4 - 6/5/97 .....     60,000     59,968
                                       5.55%, 6/6/97 .....     15,000     14,988
Toronto-Dominion Holdings (USA), 5.54%, 6/10/9728,000 ....     27,961
Total S.A., 5.54%, 6/27/97 ...............................     15,000     14,940
Transamerica Finance
                                      5.55%, 6/11/97 .....     32,000     31,951
                                       5.60%, 6/2/97 .....      6,000      5,999
UBS Finance (Delaware), 5.54%, 6/13/97 ...................     25,000     24,954
Unifunding
                                      5.53%, 6/27/97 .....     12,700     12,649
                                5.55%, 6/13 - 7/8/97 .....     27,390     27,311
Westdeutsche Landesbank Girozentrale, 5.56%, 6/5/97 ......     57,000     56,965
Woolwich Building Society, 5.28%, 8/21/97 ................     30,000     29,644
Yale University, 5.55%, 6/11/97 ..........................     25,000     24,961
Total Commercial Paper (Cost .............................   $2,329,354)
                                                                       2,329,354

MEDIUM-TERM NOTES  9.4%

Associates Corporation of North America, 7.30%, 3/15/98 ..   $ 15,000   $ 15,138
Bear Stearns, VR, 5.738%, 6/28/97 ........................     45,000     45,000
Ford Motor Credit, 6.25%, 2/26/98 ........................      5,000      5,019
Goldman Sachs Group
  VR

                                     5.646%, 6/18/97 .....     41,930     41,930
                                     5.677%, 6/20/97 .....     20,000     20,000
                                    5.691%, 11/26/97 .....     19,900     19,900

Household Finance, 7.55%, 3/16/98 ........................      5,000      5,071
John Deere Capital, 7.33%, 11/14/97 ......................     17,550     17,676
PHH, VR, 5.568%, 6/8/97 ..................................     50,000     49,995
Short Term Card Account Trust, (144a), VR, 5.708%, 6/18/97     56,000     56,000
Smithkline Beecham, Eurodollar, 7.375%, 11/10/97 .........      5,000      5,034
SMM Trust, (144a)
  VR
                                     5.688%, 6/28/97 .....     75,000     75,000
                                     5.738%, 6/28/97 .....     35,000     35,000
Tiers Trust, (144a), VR, 5.718%, 6/15/97 .................     39,850     39,849
Total Medium-Term Notes (Cost ............................   $430,612)
                                                                         430,612

Total Investments in Securities

100.5% of Net Assets (Cost $4,583,001) .................            $4,583,001
Other Assets Less Liabilities ..........................              (21,689)
NET ASSETS .............................................            $4,561,312
Net Assets Consist of:

Accumulated net investment income -
t of distributions .....................................                   $814
Accumulated net realized gain/loss -
net of distributions....................................                (1,273)
Paid-in-capital applicable to 4,563,264,310
shares of $0.01 par value capital stock
outstanding; 15,000,000,000 shares authorized...........               4,561,771
NET ASSETS .............................................              $4,561,312
NET ASSET VALUE PER SHARE...............................               $    1.00

VR   Variable Rate

4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".

144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers N total of such securities at year-end amounts to 4.5% of net assets.
  The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                           Year
                                                                           Ended
                                                                         5/31/97
--------------------------------------------------------------------------------
Investment Income

Interest income                                                     $    237,598
Expenses
      Investment management                                               16,431
      Shareholder servicing                                               10,398
      Prospectus and shareholder reports                                    580
      Custody and accounting                                                313
      Registration                                                           93
      Legal and audit                                                        40
      Directors                                                              38
      Miscellaneous                                                          56
      Total expenses                                                     27,949
Net investment income                                                   209,649
Realized Gain (Loss)
Net realized gain (loss) on securities                                      828
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 $210,477
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                                            Year
                                                                           Ended
                                                               5/31/97  5/31/96
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations
  Net investment income .........................    $   209,649    $   201,227
  Net realized gain (loss) ......................            828            778
  Change in net unrealized gain or loss .........              N            335
  Increase (decrease) in net assets from
  operations.....................................       210,477        202,340
Distributions to shareholders
   Net investment income ........................       (209,649)      (202,178)
Capital share transactions *
  Shares sold ...................................      9,635,634      7,790,741
  Distributions reinvested ......................        202,044        196,288
  Shares redeemed ...............................     (9,288,213)    (7,816,950)
  Increase (decrease) in net assets from capital
  share transactions ............................        549,465        170,079

Net Assets

Increase (decrease) during period ...............        550,293        170,241
Beginning of period .............................      4,011,019      3,840,778
End of period ...................................    $ 4,561,312    $ 4,011,019
*Share information
     Shares sold ................................    9,635,634      7,790,743
     Distributions reinvested ...................      202,044        196,288
     Shares redeemed ............................   (9,288,213)    (7,816,950)
     Increase (decrease) in shares outstanding ..      549,465        170,081
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price Prime Reserve Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 3, 1976.

     VALUATION Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2- FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $1,273,000, which expire in 1998. Capital loss carryforwards utilized in 1997 amounted to $828,000. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 1997. The results of operations and net assets were not affected by the reclassifications.

================================================================================
Undistributed net realized gain                                 $207,000
Paid-in-capital                                                 (207,000)
--------------------------------------------------------------------------------

     At May 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $4,583,001,000.

NOTE 3- RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,456,000 was payable at May 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1997, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the T. Rowe Price Spectrum Growth, Income, and International Funds (Spectrum) invest. In accordance with an agreement among Spectrum, the underlying funds, the manager, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $8,577,000 for the year ended May 31, 1997, of which $704,000 was payable at period-end.

Report of Independent Accountants

To the Board of Directors and Shareholders of
T. Rowe Price Prime Reserve Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Prime Reserve Fund, Inc. (the "Fund") at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Baltimore, Maryland
June 18, 1997

================================================================================
T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information
--------------------------------------------------------------------------------

Knowledgeable Service Representatives

BY PHONE 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

IN PERSON  Available in T. Rowe Price Investor Centers.

Account Services

CHECKING  Available on most fixed income funds ($500 minimum).

AUTOMATIC INVESTING  From your bank account or paycheck.

AUTOMATIC WITHDRAWAL  Scheduled, automatic redemptions.

DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

AUTOMATED 24-HOUR SERVICES  Including Tele*Access [Registration Mark] and
T. Rowe Price OnLine.

Discount Brokerage*

INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

COMBINED STATEMENT  Overview of your T. Rowe Price accounts.

SHAREHOLDER REPORTS  Fund managers' reviews of their strategies and results.

T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

PERFORMANCE  UPDATE  Quarterly  review of all T. Rowe  Price  fund results.

INSIGHTS   Educational   reports  on  investment   strategies  and
  financial markets.

INVESTMENT GUIDES  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access [Registration Mark]:
1-800-638-2587 toll free

For assistance
with your existing
fund account,  call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Prime Reserve Fund [Registration Mark.]

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.     F44-050 5/31/97